UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 11, 2012

WHOLEHEALTH PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52309	98-0489324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2012 Business Center Drive Suite 115I Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 253-4616

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On December 11, 2012, the Registrant accepted the resignation from Joseph Arcaro as the Registrant’s sole officer and director. Effective as of the same date, to fill the vacancies created by Mr. Arcaro’s resignations, the Registrant appointed Charles Strongo as the Registrant’s President, Chief Executive Officer and Chairman of the Board of Directors, Richard Johnson as Treasurer and member of the Board of Directors and Nancy Strongo as Secretary and a member of the Board of Directors. Also, on this date, Wolfgang Grueder was appointed as a member of the Board of Directors.

As of the date of this filing, there has not been any material plan, contract or arrangement (whether or not written) to which any of our officers or directors are a party in connection with their appointments with Wholehealth Products, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHOLEHEALTH PRODUCTS, INC.

By: /s/ Charles Strongo Charles Strongo, Chief Executive Officer

Date: December 12, 2012